QUARTERLY REPORT
                               DECEMBER 31, 1998

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                February 8, 1999

Dear Fellow Shareholder:

  Collectively, your investment management team here at Fiduciary Management has over 100 years of investment experience. We have spent the past 17 years managing the Fund in an investment style that has focused on buying solid growth companies, but importantly, at reasonable prices. Long-term, this disciplined approach to investment has served us, and you, very well. In 1998, however, our approach did not perform up to our long-term standards, and in fact, anything in 1998 that had any valuation underpinnings, including Fiduciary Capital Growth Fund, suffered. The Fund was down 5% for the year ended 12/31/98, but the 5-year and 10-year annual compounded returns are 12.8% and 13.0%, respectively - rates which are very consistent with the earnings growth rates of the companies which we own in the portfolio. As we had discussed in our letters throughout 1998, the market was led by a handful of growth companies that entered 1998 at what we would describe as overvalued levels, and exited 1998 at historically unprecedented valuation levels.

  No matter which market index one looks at for 1998, one conclusion is inescapable - a handful of very expensive securities drove the performance of each index. In the S&P 500, the top 10% of the companies contributed 61% of the performance. In the S&P Mid-Cap Index, which holds many of the same types of securities in which the Fund invests, one stock - America Online - accounted for over 75% of 1998's performance. Additionally, the mean (geometric) decline of nearly 7,000 publicly traded stocks under $5 billion in market capitalization (the Fund's hunting grounds) declined 19%. With that environment as a backdrop, your portfolio performed reasonably well, although we were certainly not pleased or satisfied with 1998's results. We are, however, encouraged by the strong comeback that your portfolio experienced subsequent to the lows of early October.

  Clearly, 1998 was the year of the large-capitalization and large growth stocks. The historically high level of performance divergence is illustrated in the table to the right. The median market capitalization of your portfolio is slightly under $1 billion, and as the table illustrates, this was a particularly hard-hit segment of the market.

    MARKET VALUE               PERFORMANCE
 <$250 million                    -22.0%
  $250 million - $2 billion       -18.0%
  $2 billion - $5 billion          -8.0%
  $5 billion - $20 billion          4.6%
 >$20 billion                      24.0%

  An irony (yet reality) of the 1998 market was the fact that relatively undervalued stocks such as those in your portfolio declined during the year, despite better-than-average underlying fundamental growth. Their mirror image brethren, the highly valued issues -- mostly in the large cap arena -- continued to march to higher levels, surpassing all previous valuation benchmarks. The year finished with a narrow group of growth stocks and internet related equities making spectacular moves. The largest 20 companies in the S&P 500 grew sales and earnings at 4.1% and 5.4%, respectively, in 1998, yet their cumulative market value grew 54.1%. This group now trades at 36 times earnings!

  Conversely, based on fourth quarter estimates, your companies grew 1998 earnings at approximately 7% compared to First Call estimates of -3.0% for the Russell 2000 and 2.5% for the S&P 500. Your portfolio currently trades at 13.7 times 1999 earnings' estimates. The Russell 2000 and S&P 500 trade at comparable multiples of 16 times and 29 times, respectively. We believe the earnings of your portfolio companies will grow about as fast as the Russell 2000, and perhaps 50-80% faster than the S&P 500, over the next few years.

THE ECONOMY

  The producer side of the economy slowed substantially in 1998. Industrial production slowed, capacity utilization fell and exports declined. Commodity prices tumbled to 30-year lows and on an inflation-adjusted basis, 50- to 60-year lows. Asian, Russian, and Latin American economic woes continued to linger. Relatively rosy U.S. GDP growth of approximately 3.7% was achieved on the strength of consumption. Housing and autos remained unusually strong in 1998. Not coincidentally, the U.S. savings rate dipped below zero for the first time since statistics have been kept. Consumers are spending more than they earn, undoubtedly fueled in part by capital gains.

  We expect domestic economic growth to slow in 1999, driven by slower consumer spending. Although unemployment is quite low and consumers are generally optimistic, the key is what happens on the margin. Can housing, autos and general consumer spending get much better than the last few years? We have begun to see an acceleration in layoffs, particularly in the factory sector and this may begin to impact the overall economy in 1999.

  Asian and other international economies may begin to pick up after nearly two years of turmoil. There is a great deal of pent-up demand in developing countries and we continue to believe in the long-term growth story for the world economy, particularly Asia. We see progress in countries such as Thailand and South Korea. There are even signs that Japan is facing their issues in a more head-on fashion. Still, we don't see the strength in foreign economies picking up the slack from slower U.S. growth.

EARNINGS

  As previously stated, First Call estimates predict full year 1998 earnings growth of 2.5% for the S&P 500. This estimate appears to be highly optimistic, as the chain-linked growth rate through the September quarter was -9.6%. A 13.4% growth rate would be required to achieve 2.5% for the year; based on pre-announcements of earnings disappointments and other anecdotal information, our guess is that S&P 500 earnings did not grow in the December quarter, and thus were down close to 10% for the year. This marks the second year of slowing growth (the third year, if using operating earnings rather than reported earnings), and the first down year since 1991.

  The prime movers of earnings growth for large corporations over the past seven years have been gradually diminishing. The massive reduction in interest rates is unlikely to be repeated. Huge restructurings and "one-time" write-downs in the early to mid-1990s provided several years of good earnings but there is not much left here. Big companies are relatively lean, profit margins are near peak levels and previously stalwart, bellwether growth stocks such as Coke, Gillette and J&J are showing negative earnings growth. Pent-up demand for autos, housing, and many capital goods have been sated, at least for the next year or two.

  Earnings growth should be much better for smaller companies in this environment. Attractive niches can be exploited that are too small for the larger companies. Nimble, entrepreneurial companies have a better chance to attract talent and find growth. Many of the smaller to mid-sized companies are just now restructuring, which should provide a boost to future earnings growth. These are precisely the types of companies you currently own.

OUTLOOK

  Imagine that, twelve months ago, you knew the following facts about 1998. Corporate earnings would decline. Asian economies wouldn't recover. Russia would collapse. Latin America would see recession. The U.S. savings rate would be negative. The United States would bomb Iraq. The President would be impeached. Commodity prices would fall to thirty-year lows. All of these things happened and indeed helped cause declines in the vast majority of the stocks; in fact, 5,267 out of the 8,012 publicly held stocks were down in 1998 (fully 66%!), and 43% were down more than a third! But the party continues for a narrow group of very overvalued stocks. The degree to which these stocks are overvalued is unprecedented.

  Conversely, your portfolio is comprised of stocks which appear to incorporate a generally low level of expectations. They discount the worries enumerated above. They have good balance sheets to weather tough times and above-average long-term growth potential. Although we have been disappointed in the growth rate of earnings in your portfolio companies this year, 7% versus estimates of 14% from a year ago, they have still exceeded the vast majority of companies. In 1999 we expect somewhat better earnings growth for your portfolio companies, as the environment has afforded us the opportunity to add several more rapidly growing companies. As has been true in the past, this will ultimately lead to superior stock performance. Best of all, your stocks trade at a 50% discount to the S&P 500 and 15% lower than the Russell 2000.

  The investment decision has rarely been clearer than it is today. Chase the stocks that have been big winners and hope nothing goes wrong, or look for value and what is most likely to work if the environment changes. We continue to pursue a disciplined, risk-averse approach to the investment of your assets, yielding very attractive long-term investment returns.

  Thank you for your continued confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

   /s/Ted D. Kellner       /s/Donald S. Wilson        /s/Patrick J. English

   Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
   President               Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 1998 (Unaudited)

                                                              QUOTED
                                                              MARKET
   SHARES                                                 VALUE (B)<F2>
   ------                                                 -------------
LONG-TERM INVESTMENTS 96.8% (A)<F1>
COMMON STOCKS 94.7% (A)<F1>
             BANKS/SAVINGS & LOANS -- 1.1%
     13,000  Associated Banc-Corp.                           $ 444,444

             CHEMICAL/SPECIALTY MATERIALS -- 11.3%
     44,000  Cambrex Corp.                                   1,056,000
     31,000  Great Lakes Chemical Corp.                      1,240,000
     22,000  Minerals Technologies Inc.                        900,636
     23,000  OM Group, Inc.                                    839,500
     25,000  Sigma-Aldrich Corp.                               734,375
                                                            ----------
                                                             4,770,511
             DISTRIBUTION -- 10.3%
     53,000  Arrow Electronics, Inc.                         1,414,464
     34,500  Black Box Corp.                                 1,306,687
    125,000  Pioneer-Standard Electronics, Inc.              1,171,875
     25,000  VWR Scientific Products Corp.                     434,375
                                                            ----------
                                                             4,327,401
             ELECTRONICS -- 1.6%
     43,500  Methode Electronics, Inc.                         679,688

             ENERGY/ENERGY SERVICES -- 6.6%
     40,000  Burlington Resources Inc.                       1,432,520
     35,500  Noble Affiliates, Inc.                            874,188
     36,100  Pogo Producing Co.                                469,300
                                                            ----------
                                                             2,776,008
             HEALTH INDUSTRIES -- 10.1%
     77,500  Dentsply International Inc.                     1,995,625
     27,000  Haemonetics Corp.                                 614,250
     20,000  Morrison Health Care, Inc.                        381,260
     46,000  Sybron International Corp.                      1,250,648
                                                            ----------
                                                             4,241,783
             INSURANCE -- 4.9%
     13,005  Delphi Financial Group, Inc.                      681,956
      8,000  Executive Risk Inc.                               439,504
     42,000  Old Republic International Corp.                  945,000
                                                            ----------
                                                             2,066,460
             LEISURE/RESTAURANTS -- 1.1%
     20,000  International Game Technology                     486,260

             MEDIA/COMMUNICATION -- 1.0%
     34,000  Allegiance Telecom, Inc.                          412,250

             MISCELLANEOUS-BUSINESS SERVICES -- 4.3%
      2,600  Grey Advertising Inc.                             946,400
     30,000  Modis Professional Services, Inc.                 435,000
     20,000  Romac International, Inc.                         445,000
                                                            ----------
                                                             1,826,400
             MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 8.2%
     35,000  Bell & Howell Co.                               1,323,455
     86,200  Paxar Corp.                                       770,456
     41,700  Raychem Corp.                                   1,347,452
                                                            ----------
                                                             3,441,363
             PAPER/PACKAGING -- 6.2%
     21,800  Liqui-Box Corp.                                 1,133,600
     83,500  Wausau-Mosinee Paper Corp.                      1,476,948
                                                            ----------
                                                             2,610,548
             PRINTING/PUBLISHING/FORMS -- 7.8%
     72,000  PRIMEDIA Inc.                                     846,000
     16,000  Scholastic Corp.                                  858,000
     42,000  Thomas Nelson, Inc.                               567,000
     39,000  Wallace Computer Services, Inc.                 1,028,625
                                                            ----------
                                                             3,299,625
             PRODUCER MANUFACTURING -- 2.0%
     36,000  Regal-Beloit Corp.                                828,000

             REAL ESTATE -- 0.9%
     27,700  Security Capital Group Inc. CL B                  375,695

             RETAIL TRADE -- 10.6%
     41,000  Autozone, Inc.                                  1,350,458
     83,000  Casey's General Stores, Inc.                    1,081,573
     75,000  Consolidated Stores Corp.                       1,514,100
     76,700  Stein Mart, Inc.                                  534,522
                                                            ----------
                                                             4,480,653
             SOFTWARE/SERVICE -- 6.7%
     51,000  First Data Corp.                                1,616,088
     53,000  Reynolds & Reynolds Co.                         1,215,714
                                                            ----------
                                                             2,831,802
                                                            ----------
             Total common stocks                            39,898,891

REITS -- 2.1% (A)<F1>
     43,400  Prologis Trust                                    900,550
                                                            ----------
             Total long-term investments                    40,799,441
  PRINCIPAL
   AMOUNT
  --------
SHORT-TERM INVESTMENTS -- 3.3% (A)<F1>
             VARIABLE RATE DEMAND NOTE
 $1,387,921  Firstar Bank U.S.A., N.A.                    $  1,387,921
                                                            ----------
                Total investments                           42,187,362

             Liabilities, less cash and
              receivables (0.1%) (A)<F1>                      (23,167)
                                                            ----------
                NET ASSETS                                 $42,164,195
                                                            ----------
                                                            ----------
             Net Asset Value Per Share
               ($0.01 par value 10,000,000
               shares authorized), offering
               and redemption price
               ($42,164,195 / 2,583,538
               shares outstanding)                          $    16.32
                                                            ----------
                                                            ----------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.